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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): December 10, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                19006
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 (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (215) 938-8000
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.                                     Item

99.1* Summary of guidance given by the Company on its conference call of December 10, 2003 related to its expected results of operations for its fiscal 2004.



Item 9. REGULATION FD DISCLOSURE

         On December 10, 2003, Toll Brothers, Inc. hosted a conference call for investors to discuss the results of operations for its three-month and twelve-month periods ended October 31, 2003 and 2002, and to discuss the expected results of operations for its fiscal year 2004. A summary of the guidance given for its expected results of operations for its fiscal 2004 is attached hereto as Exhibit 99.1 to this report.

    The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


* Filed electronically herewith.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.

Dated: December 10, 2003                          By: Joseph R. Sicree
                                                  ------------------------
                                                      Joseph R. Sicree
                                                      Vice President, Chief
                                                      Accounting Officer